                       MORTGAGE ORIGINATION AND MANAGEMENT
                                    AGREEMENT


                                  AMENDING DEED


                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                ACN 000 431 827

                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                                ACN 005 964 134

                                      and

                          MEMBERS' EQUITY PTY LIMITED
                                 ACN 070 887 679




                                F R E E H I L L
                              H O L L I N G D A L E
                                   & P A G E


         MLC Centre Martin Place Sydney New South Wales 2000 Australia

                 Telephone (02) 9225 5000 Int + (61 2) 9225 5000
                     Facsimile (02) 9322 4000 DX 361 Sydney

                             Reference: PJSR:MR:31F

    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                CORRESPONDENT OFFICES IN JAKARTA AND KUALA LUMPUR

      LIABILITY IS LIMITED BY THE SOLICITORS SCHEME UNDER THE PROFESSIONAL
                            STANDARDS ACT 1994 (NSW)

--------------------------------------------------------------------------------
TABLE OF CONTENTS


Clause                                                                          Page
1        DEFINITIONS AND INTERPRETATION                                            3

         1.1      Definitions                                                      3
         1.2      Interpretation                                                   4
2        AMENDMENTS TO THE AGREEMENT                                               4

         2.1      Amendments                                                       4
         2.2      Amendments not to affect validity, rights, obligations           4
3        GENERAL                                                                   4

         3.1      Governing law and jurisdiction                                   4
         3.2      Attorneys                                                        4


--------------------------------------------------------------------------------
THIS AMENDING DEED

                  is made on          2000 between the following parties:

                  1.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ACN 000 431 827
                          of 1 Castlereagh Street Sydney NSW
                          (TRUSTEE)

                  2.      SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                          ACN 005 964 134
                          of Level 17, 360 Collins Street Melbourne VIC
                          (MANAGER)

                  3. MEMBERS' EQUITY PTY LIMITED (formerly known as NMFM Lending Pty Limited)
                          ACN 070 887 679
                          of Level 17, 360 Collins Street Melbourne VIC (MORTGAGE MANAGER)

RECITALS

                  A. The Trustee is a trustee of trusts known as Superannuation Members Home Loans Trusts (the TRUSTS) and the Manager is a manager of the Trusts.

                  B. The Trustee, the Manager and National Mutual Property Services (Aust) Pty Limited (FORMER MANAGER) entered into a Mortgage Origination and Management Agreement (the NOVATED AGREEMENT) dated 4 July 1994.

                  C. By a deed of novation dated 28 September 1995 the Former Manager surrendered its rights and was released and discharged from its obligations under the Novated Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations (DEED OF NOVATION).

                  D. The parties wish to amend the agreement created by the Novated Agreement and the Deed of Novation (the AGREEMENT) in the manner set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1         DEFINITIONS AND INTERPRETATION

          1.1  DEFINITIONS

               In this deed, a word or phrase (except as otherwise provided) defined in the Agreement has the same meaning as in the Agreement.

          1.2  INTERPRETATION

               Clause 1.2 of the Agreement applies to this deed.

--------------------------------------------------------------------------------
2         AMENDMENTS TO THE AGREEMENT

          2.1  AMENDMENTS

               (a)  The Agreement is amended as set out in the Schedule.

               (b) The amendments to the Agreement in clause 2.1(a) take effect from the date of this deed.

          2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

               (a) An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

               (b)  Nothing in this deed:

                    (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

                    (2) discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of this deed.

--------------------------------------------------------------------------------
3        GENERAL

          3.1  GOVERNING LAW AND JURISDICTION

               This deed is governed by the laws of New South Wales.

          3.2  ATTORNEYS

               Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.


--------------------------------------------------------------------------------
EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:


/s/ Maria Ratner                          /s/ Richard Lovell
---------------------------------------   --------------------------------------
Witness                                   Attorney


Maria Ratner                              Richard Anthony Lovell
---------------------------------------   --------------------------------------
Name (please print)                       Name (please print)

SIGNED SEALED AND DELIVERED for
SUPERANNUATION MEMBERS' HOME LOANS LIMITED by its attorney in the presence of:


/s/ Maria Ratner                        /s/ Peter Rowe
------------------------------------    ----------------------------------------
Witness                                 Attorney


Maria Ratner                            Peter Rowe
------------------------------------    ----------------------------------------
Name (please print)                     Name (please print)


SIGNED SEALED AND DELIVERED for
MEMBERS' EQUITY PTY LIMITED
by its attorney in the
presence of:

/s/ Maria Ratner                        /s/ Peter Rowe
------------------------------------    ----------------------------------------
Witness                                 Attorney


Maria Ratner                            Peter Rowe
------------------------------------    ----------------------------------------
Name (please print)                     Name (please print)

SCHEDULE - AMENDMENTS (CLAUSE 2.1(A))

The Agreement is amended by:

(a)  deleting the definition of "Agreed Procedures" and inserting the following:

          ""Agreed Procedures" means the practices and procedures relating to the origination, management and servicing of the Mortgages from time to time as agreed between the Trust Manager and the Trustee."

(b)  inserting a new definition of Bond Issue Date as follows:

          ""BOND ISSUE DATE" has the same meaning as in the Trust Deed.";

(c)  inserting a new definition of Designated Rating Agency follows:

          ""Designated Rating Agency" has the same meaning as in the Trust
          Deed.";

(d)  inserting a new definition of Securitisation Fund as follows:

          ""SECURITISATION FUND" has the same meaning as in the Trust Deed.";

(e)  by inserting a new definition of Supplementary Bond Terms Notice:

          ""SUPPLEMENTARY BOND TERMS NOTICE" has the same meaning as in the Trust Deed.";

(f)  by inserting a new clause 3.4:

          "3.4 MANAGER'S DUTIES

          The Mortgage Manager must not in performing its duties under this Agreement do or omit to do anything which could be reasonably expected to be in breach of the Trust Manager's or Trustee's obligations under the Trust Deed.";

(g) inserting the words "and shall be solely responsible for the fees and expenses of such person" at the end of clause 5.3(b);

(h) inserting after the words "Mortgage Manager" where it appears at the end of clause 5.6 of the Agreement the following:

          "and holds such assets on behalf of the Trustee as trustee of the relevant Fund.";

(i)  inserting a new clause 5.14 as follows:

          "5.14 Mortgage Substitution Certificate

          If pursuant to this Agreement or the Trust Deed any Mortgage which is an asset of a Securitisation Fund is repurchased and substituted by another Mortgage or Mortgage by the Mortgage Manager or by the Trustee as trustee of another Fund the Mortgage Manager must in respect of each substitute Mortgage and not less than 1 Banking Day before the date of substitution either:

          (1) deliver to the Trust Manager a Bond Issue Confirmation Certificate; or

          (2) if the Mortgage Manager is unable to give that Bond Issue Confirmation Certificate, because any of the matters to be certified is, with respect to its substitute Mortgage or Mortgages, not correct, the Mortgage Manager must give notice in writing to the Trust Manager and the Trustee and each Designated Rating Agency specifying in reasonable detail the reasons why the Mortgage Manager is unable to give the Bond Issue Certificate with respect to the Mortgage or Mortgages."

(j)  inserting at the end of clause 7.6 the following:

          "The Mortgage Manager must not do or omit to do anything which could be reasonably expected to prejudicially affect or limit its rights or the rights of the Trustee under or in respect of a Mortgage Insurance policy.";

(k)  inserting a new clause 10.4 as follows:

          "10.4 REPURCHASE OF MORTGAGES

          (a) Notwithstanding clause 10.3 if the Trust Manager determines that any representation or warranty by the Mortgage Manager in a Bond Issue Confirmation Certificate with respect to a Mortgage forming part of a Securitisation Fund is false or misleading the Mortgage Manager will be obliged at the request of the Trust Manager to either (at the election of the Manager):

               (1)  repurchase the Mortgage; or

               (2) repurchase and substitute or substitute or cause to be substituted a Mortgage in which event the Trustee and the Trust Manager shall be obliged to comply with provisions of the Supplementary Bond Terms Notice with respect to the substitution of Mortgages, within 120 days after the giving the relevant Bond Issue Confirmation Certificate.

          (b) The provisions of clauses 7.14 and 7.15 of the Trust Deed shall be incorporated into this clause mutatis mutandis in relation to any Mortgage repurchased and any substitute Mortgage;

(l)  inserting a new clause 10.5 as follows:

          "10.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          The representations and warranties given in clause 10 survive the execution of this Agreement.";

(m)  deleting the word "or" at the end of each of clauses 14.1(a) and 14.1(b);

(n) deleting the full stop at the end of clause 14.1(c) and inserting the word "or";

(o)  inserting after clause 14.1(c) as follows:

          "(d) it becomes unlawful for the Mortgage Manager to perform its duties under this Agreement.

          The Mortgage Manager must notify the Trust Manager and each Designated Rating Agency if any of the above events occurs.";

(p)  inserting at the end of clause 14.2 the following:

          "The Mortgage Manager may not terminate this Agreement unless a replacement mortgage manager has been appointed by the Trust Manager and the Trustee and it has entered into an agreement with the Trust Manager and the Trustee on terms similar to this Agreement and satisfactory to the Trust Manager and the Trustee. Any such appointment must not be made unless prior notice is given by the Trust

          Manager to each Designated Rating Agency or if it would have an adverse effect on the rating of any Bonds (as defined in the Trust
          Deed).";

(q) inserting at the end of paragraph (b) of the Schedule to the Agreement "/the repurchase and substitution of Mortgages pursuant to clause 10.5 of the Agreement and to clause 5.14 of the Agreement. [Delete as required]"

(r) in paragraph 1 of the Schedule to the Agreement, deleting the words "date of its settlement" and replacing them with the words "Bond Issue Date" or, if this certificate is given pursuant to clause 5.14 of the Agreement, the date of this certificate;

(s) inserting the word "consecutive" after the words "more than 30" in paragraph 5 of the Schedule to the Agreement; and

(t) inserting the following immediately after paragraph 9 of the Schedule to the Agreement:

     "10. At the time the Mortgage was entered into and up to and including the date hereof, we have complied in all material aspects with all applicable laws, including without limitation, where applicable, the Uniform Consumer Credit Legislation.

     11. The performance by us of our obligations in respect of the Mortgage (including any variations, discharge, release administration, servicing and enforcement) up to and including the date hereof complied with all applicable laws including, where applicable, the Uniform Consumer Credit Legislation.

     12.  The Mortgage is denominated in and payable in Australian dollars.

     13. Except where the relevant insurer under the applicable Approved Mortgage Insurance Policy otherwise agrees, the principal outstanding at the time the Mortgage was entered into did not exceed the maximum principal amount at that time which may be lent without the approval of the relevant insurer under the applicable Approved Mortgage Insurance Policy.

     14.  The Loan secured by the Mortgage is repayable:

          (a) on fully amortising terms within 25 years of the date of the Securitisation Fund Bond Issue Direction; and

          (b) at least 1 year before the final maturity date of the Bonds (as defined in the Master Trust Deed).

     15. Subject to the terms of the Approved Mortgage Insurance Policy, the Mortgage is covered by an Approved Mortgage Insurance Policy for an amount not less than 100% of the amounts outstanding under the Mortgage, which policy also includes timely payment cover in respect of Loan Instalments.

     16.  The Loan secured by the Mortgage has been or is fully drawn."

     17. The current ratio that the principal amount of the Loan bears to the value of the Property at the time the Loan is made was equal to or less than 90%.

     18. The Loan secured by the Mortgage does not represent a direct or indirect obligation of an employee of the Mortgage Manager or the Trust Manager who has influence in the setting of interest rates for housing loans by the Mortgage Manager or the Trust Manager.

     19. The Loan is not secured by vacant land or residential properties under construction.

     20. All components of any Loan being a split loan will be acquired by the Securitisation Fund."

                                 MORTGAGE ORIGINATION AND MANAGEMENT
                                              AGREEMENT

                                            AMENDING DEED

                  PERPETUAL TRUSTEES AUSTRALIA LIMITED
                  ABN 86 000 431 827

                  ME PORTFOLIO MANAGEMENT LIMITED
                  (formerly known as Superannuation Members' Home Loans Limited) ABN 79 005 964 134

                  and

                  MEMBERS' EQUITY PTY LIMITED
                  ABN 56 070 887 679

                  FREEHILLS

                  MLC Centre Martin Place Sydney NSW 2000 Australia Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
                  www.freehills.com.au DX361 Sydney

                  SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI
                  HO CHI MINH CITY SINGAPORE
                  Correspondent Offices JAKARTA KUALA LUMPUR

                  Liability limited by the
                  Solicitors' Limitation of Liability Scheme, approved under the
                  Professional Standards Act 1994 (NSW)

                  Reference PJSR:FMK:25E

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                       Page
1        DEFINITIONS AND INTERPRETATION                                         3

         1.1      Definitions                                                   3
         1.2      Interpretation                                                4
2        AMENDMENTS TO THE AGREEMENT                                            4

         2.1      Amendments                                                    4
         2.2      Amendments not to affect validity, rights, obligations        4
3        GENERAL                                                                4

         3.1      Governing law and jurisdiction                                4
         3.2      Attorneys                                                     4


--------------------------------------------------------------------------------
                                                                          PAGE 2

--------------------------------------------------------------------------------
THIS AMENDING DEED

          is made on               2000 between the following parties:

          1.   PERPETUAL TRUSTEES AUSTRALIA LIMITED
               ABN 86 000 431 827
               of Level 7, 29 Hunter Street Sydney NSW
               (TRUSTEE)

          2.   ME PORTFOLIO MANAGEMENT LIMITED
               (formerly known as Superannuation Members' Home Loans Limited) ABN 79 005 964 134
               of Level 17, 360 Collins Street Melbourne VIC
               (MANAGER)

          3.   MEMBERS' EQUITY PTY LIMITED
               (formerly known as NMFM Lending Pty Limited)
               ABN 56 070 887 679
               of Level 17, 360 Collins Street Melbourne VIC
               (MORTGAGE MANAGER)

RECITALS

          A. The Trustee is a trustee of trusts known as Superannuation Members Home Loans Trusts (the TRUSTS) and the Manager is a manager of the Trusts.

          B.   The Trustee, the Manager and National Mutual Property Services
               (Aust) Pty Limited (FORMER MANAGER) entered into a Mortgage Origination and Management Agreement (the NOVATED AGREEMENT) dated 4 July 1994 (as amended).

          C. By a deed of novation dated 28 September 1995 the Former Manager surrendered its rights and was released and discharged from its obligations under the Novated Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations (DEED OF NOVATION).

          D. The parties wish to amend the agreement created by the Novated Agreement and the Deed of Novation (the AGREEMENT) in the manner set out in this deed.

THIS DEED WITNESSES

          that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:


--------------------------------------------------------------------------------
1    DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

          In this deed, a word or phrase (except as otherwise provided) defined in the Agreement has the same meaning as in the Agreement.


--------------------------------------------------------------------------------
                                                                          PAGE 3

     1.2  INTERPRETATION

          Clause 1.2 of the Agreement applies to this deed.

--------------------------------------------------------------------------------
2    AMENDMENTS TO THE AGREEMENT

     2.1  AMENDMENTS

          (a)  The Agreement is amended as set out in the Schedule.

          (b) These amendments to the Agreement do not apply in respect of the securitisation funds known as "SMHL Global Fund No. 1" and "SMHL Global Fund No. 2".

          (c) The amendments to the Agreement in clause 2.1(a) take effect from the date of this deed.

     2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

          (a) An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

          (b)  Nothing in this deed:

               (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

               (2) discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of this deed.

--------------------------------------------------------------------------------
3    GENERAL

     3.1  GOVERNING LAW AND JURISDICTION

          This deed is governed by the laws of New South Wales.

     3.2  ATTORNEYS

          Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

--------------------------------------------------------------------------------
4    COUNTERPARTS

          (a)  This deed may be executed in any number of counterparts.

          (b)  All counterparts, taken together, constitute 1 instrument.

          (c)  A party may execute this deed by signing any counterpart.


--------------------------------------------------------------------------------
                                                                          PAGE 4

--------------------------------------------------------------------------------
EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the presence of:


/s/ Mark Dickenson                          /s/ Stacey Gray
------------------------------------        ------------------------------------
Witness                                     Attorney


Mark Dickenson                              Stacey Gray
------------------------------------        ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
(formerly known as Superannuation Members' Home Loans Limited) by its attorney in the presence of:


/s/ Paul Garvey                             /s/ Nicholas Vamvakas
------------------------------------        ------------------------------------
Witness                                     Attorney


Paul Garvey                                 Nicholas Vamvakas
------------------------------------        ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for
MEMBERS' EQUITY PTY LIMITED
by its attorney in the presence of:


/s/ Paul Garvey                             /s/ Nicholas Vamvakas
------------------------------------        ------------------------------------
Witness                                     /s/ A. Wamsterer
                                            ------------------------------------
                                            Attorney


Paul Garvey                                 Nicholas Vamvakas
------------------------------------        ------------------------------------
Name (please print)                         Anthony Wamsterer
                                            ------------------------------------
                                            Name (please print)


--------------------------------------------------------------------------------
                                                                          PAGE 5

--------------------------------------------------------------------------------
SCHEDULE -- AMENDMENTS (CLAUSE 2.1(A))

The Agreement is amended by:

(d) in paragraph 17 of the Schedule to the Agreement inserting immediately after "90%" the words:

          "or such higher ratio as approved by each Designated Rating Agency."

(e)  in paragraph 19 of the Schedule to the Agreement deleting the words:

          "vacant land or"


--------------------------------------------------------------------------------
                                                                          PAGE 6